GROUP PROFESSIONAL VARIABLE ANNUITY APPLICATION CARD (PLEASE PRINT OR TYPE)

NAME OF EMPLOYEE (LAST) (FIRST) (MIDDLE) MR. MRS. MISS			GROUP NO.	CERTIFICATE NO.	
RESIDENCE ADDRESS – NO. AND STREET			CITY, STATE, AND ZIP CODE	NATIONALITY OR CITIZENSHIP	
SEX ☑ MALE ☐ FEMALE	DATE OF BIRTH	AGE AT WHICH ANNUITY IS TO BEGIN	SOCIAL SECURITY NO.	AMT. OF ANNUAL CONTRIBUTION $	NO. OF MONTHS PAYABLE
OCCUPATION	NAME OF EMPLOYER			DIVISION	STARTING DATE / GAP MONTHS

APPLICATION IS HEREBY MADE FOR ANNUITY COVERAGE UNDER THE GROUP VARIABLE ANNUITY CONTRACT ISSUED TO THE EMPLOYER NAMED ABOVE BY SOUTHWESTERN LIFE INSURANCE COMPANY.

IT IS UNDERSTOOD THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

DATE: ____________ 19__ ____________ (AUTHORIZED SIGNATURE FOR EMPLOYER)

AGENT: ____________ AGENT: ____________
(SIGNATURE OF EACH AGENT HAVING AN INTEREST IN THIS APPLICATION)

SUBJECT TO THE TERMS AND CONDITIONS OF THE ABOVE SPECIFIED CONTRACT, I HEREBY DISIGNATE THE FOLLOWING BENEFICIARY TO RECEIVE THE DEATH BENEFITS PAYABLE UNDER THE ABOVE SPECIFIED CONTRACT IN THE EVENT OF MY DEATH.

____________ (FULL GIVEN NAME OF BENEFICIARY) ____________ (RELATIONSHIP OF BENEFICIARY)

I UNDERSTAND THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

VAF

____________ 19__ X ____________
SIGNATURE OF EMPLOYEE

B-5189

PLEASE SEND TO SOUTHWESTERN LIFE INSURANCE COMPANY

SUITABILITY QUESTIONNAIRE (PLEASE PRINT OR TYPE)

SOUTHWESTERN LIFE AGENTS ARE REQUIRED TO MAKE INQUIRIES RELATING TO THE FINANCIAL CONDITION AND OTHER RETIREMENT PLANS OF EMPLOYEES MAKING APPLICATION FOR VARIABLE ANNUITY COVERAGE. YOU ARE URGED TO SUPPLY SUCH INFORMATION IN ORDER THAT THE AGENT AND THE COMPANY MAY MAKE AN INFORMED JUDGEMENT AS TO THE SUITABILITY FOR YOU OF VARIABLE ANNUITIES FOR RETIREMENT PURPOSES. HOWEVER YOU ARE NOT REQUIRED TO DIVULGE SUCH ITEMS OF INFORMATION. IF YOU DO NOT CHOOSE TO DO SO, PLEASE CHECK ITEM 9 AND SIGN BELOW.

1. OTHER FAMILY MEMBERS OR DEPENDENTS

NAME	RELATIONSHIP	DATE OF BIRTH

2. ANNUAL EARNED INCOME $	3. OTHER INCOME (DESCRIBE)					
4. TOTAL VALUE OF OTHER ASSETS	HOME $	CAR $	STOCKS $	SAVINGS BONDS $	CHECKING & SAVINGS ACCOUNTS	AMT. OF LIFE INS. $
5. TOTAL DEBTS $	6. INCOME OF OTHER FAMILY MEMBERS (DESCRIBE)					7. ARE YOU ELIGIBLE FOR FEDERAL SOCIAL SECURITY RETIREMENT BENEFITS? ☐ YES ☐ NO

RECEIVED AUG 1959 VARIABLE ANNUITY SERVICES

8. OTHER RETIREMENT RESOURCES (INCLUDE ANNUITIES, PERMANENT LIFE INSURANCE, AND PENSIONS, INDICATING WHETHER FIXED, VARIABLE, OR COMBINATIONS)

9. ☑ I UNDERSTAND THAT THE AGENT MUST MAKE THESE INQUIRIES. HOWEVER, I DO NOT WISH TO DIVULGE THIS INFORMATION.

I ACKNOWLEDGE RECEIPT OF A PROSPECTUS DESCRIBING THE GROUP VARIABLE ANNUITY COVERAGE FOR WHICH APPLICATION IS BEING MADE.

____________ 19__ ____________
DATE SIGNATURE OF EMPLOYEE